U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 12, 2006

NUCLEAR SOLUTIONS, INC.
(Exact Name of registrant as specified in its Charter)

Nevada	0-31959	88-0433815
(State of Incorporation)	Commission File No.	(IRS Employer Identification No.)

5505 Connecticut Ave., N.W. Ste.191, Washington,D.C.	20015
(Address of principal executive offices)	(Zip Code)

Registrants telephone number, (202) 787 - 1951

(Registrants former name and address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

FORWARD-LOOKING STATEMENT NOTICE AND RISKS:

This current report on Form 8-K contains many forward-looking statements that involve a number of risks and uncertainties such as our plans, objectives, expectations, and intentions. You can identify these forward-looking statements by our use of words such as “proposed”, “proposes”, “anticipated” or other similar words or phrases. Some of these statements include discussions regarding our future business strategy.

With regards to forward-looking statements on the proposed waste-to-ethanol facility, a facility like this has never before been constructed or operated and there are inherent risks associated with the establishment of such new operations. There could be unexpected problems or delays in the funding, construction and operation of the facility. There is no guarantee that we will be successful in raising the capital required for this project through the issuance of tax-exempt bonds discussed herein. While we believe that the appropriate technologies for waste-to-ethanol conversion are commercially available, we cannot guarantee that commercially available technologies will be suitable for producing ethanol in the proposed Fuel Frontiers, Inc. facility.

Overall, actual future results for Nuclear Solutions, Inc., and its subsidiary Fuel Frontiers, Inc., could differ significantly from our expectations. Factors that could adversely affect expectations, actual results and performance include, among others, the companies’ limited operating history, dependence on key management, financing requirements, engineering and other technical difficulties commercializing this waste-to-ethanol facility, government regulation, technological change, and competition. In any event, undue reliance should not be placed on any forward-looking statements, which apply only as of the date of this press release.

Item 1.01 Entry into a Material Definitive Agreement

On December 12, 2006, Fuel Frontiers, Inc., a subsidiary of Nuclear Solutions, Inc., (the “Company”) signed an agreement with Bear, Stearns & Co., Inc. (“Bear Stearns”). Bear Stearns has conditionally agreed to act as the senior underwriter for the Company’s anticipated tax-exempt debt financing for the Company’s proposed waste-to-ethanol facility in Toms River, New Jersey, (the “Project”).

Bear Stearns proposes to provide the Company with the following services:

•	Bear Stearns will familiarize itself with the Project and its proposed implementation, financing, construction and operation.

•	Bear Stearns will assist the Company in obtaining tax-exempt financing approvals.

•
Bear Stearns will review existing documentation, assist in the development of the new documentation and make recommendations on the terms and conditions necessary to enhance the Project's ability to be financed.

•
Bear Stearns will assist the Company, Bond counsel, Company counsel and Company financial advisor in preparing a disclosure document (the "Offering Memorandum") and related documentation for use in selling the Project's bonds to institutional investors.

•
Bear Stearns will identify likely buyers and work with the Company and its team to structure and market a tax-exempt bond issue for the Project, subject to certain conditions described in the Agreement.

•
At the request of the Company, should the Company wish to consider financing the Project on a taxable debt basis, Bear Stearns will advise the Company as to the feasibility of seeking funds in the 144A debt market, including a briefing on disclosure and market terms and conditions.

•
Should the Company elect to proceed with financing the Project on a taxable debt basis, Bear Stearns will, subject to the conditions described in Agreement, assist the Company, Bond counsel, Company counsel and Company advisors to prepare an Offering Memorandum and related documentation for use in selling the Project's bonds to institutional investors in the 144A debt market.

In consideration for Bear Stearns’ services under the Agreement, the Company agrees to pay the following compensation:

•	On or before January 1, 2007, the Company will pay Bear Stearns a cash fee of $100,000 in order to initiate the engagement; and

•
Upon the closing of any debt offering for the Project, based on the difficulty of the transaction and the final credit quality of the Project, an amount equal to not more than two percent (2%) and not less than one and one-quarter percent (1.25%) of the initial principal amount of such debt offering.

Additionally, the Company agrees to:

•	Reimburse Bear Stearns for all reasonable out-of-pocket expenses incurred by Bear Stearns; and

•	Indemnify Bear Stearns in accordance with the indemnification provisions attached to the Agreement.

The parties have agreed to certain performance conditions such as:

•
The Agreement does not constitute an expressed or implied commitment or undertaking on the part of Bear Stearns to provide the financing and does not ensure the successful arrangement or completion of the Project financing;

•
Bear Stearns willingness to underwrite, participate or arrange for any offering or placement of securities is subject to (a) satisfactory completion of due diligence as to the Company, the Project, the Project Participants and the Financing, (b) execution and delivery of satisfactory definitive documentation (including, but not limited to, the Offering Memorandum and a final, definitive underwriting agreement, purchase agreement or placement agency agreement, as the case may be, in Bear Stearns’ standard form, containing customary representations, warranties, covenants, indemnification provisions and closing conditions), (c) the satisfaction of all conditions set forth in such documentation, as well as the absence of any events set forth therein which would constitute a default or potential default thereunder or permit the termination thereof, and (d) the receipt of (i) any required Bear Stearns’ internal approvals and (ii) such legal opinions of Company counsel as may be deemed appropriate by Bear Stearns.

The parties may terminate the agreement at any time with 10 days written notice, subject to conditions.

The Agreement contains additional standard contractual provisions relating to cooperation, interpretation, governing law, legal proceedings, drafting, authority, publication and other legal rights and remedies. A copy of the Agreement is attached to this report as Exhibit 10.

Qualification of Contents of the Transaction Summary:

The preceding paragraphs contain a summary of the principal terms of Bear Stearns Agreement. The summary is qualified in its entirety by the terms and conditions of the Agreement which is attached to this report as Exhibit 10. This Agreement should be read in its entirety to gain a complete understanding of the details of the agreement between the Company and Bear Stearns.

Item 7.01 Regulation FD Disclosure

On December 20, 2006, Fuel Frontiers, Inc., a subsidiary of Nuclear Solutions, Inc., (FFI) issued a press release announcing that it had entered into an engagement agreement with Bear, Stearns & Co., Inc. Subject to a number of conditions, Bear, Stearns & Co., Inc. has agreed to act as senior underwriter of the Company’s proposed tax-exempt debt financing for the funding of a facility to produce ethanol from waste tires in Toms River, New Jersey. A copy of the press release is attached as Exhibit 99.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 will not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as will be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 will not be deemed an admission of materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits

(c) Index to Exhibits.

Exhibit Number	Description
10	Bear, Stearns & Co., Inc. Agreement dated December 12, 2006

99	Press Release dated December 20, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuclear Solutions, Inc.

Date: December 20, 2006	By:	/s/ Patrick Herda
Patrick Herda
Title: President